THE AVALON CAPITAL
                               APPRECIATION FUND


                          A SERIES OF THE AVALON FUND
                               OF MARYLAND, INC.
                              655 FAIRFIELD COURT
                                   SUITE 200
                              ANN ARBOR, MI 48108
                                 1-877-228-2566


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------




                                 MARCH 31, 2002

May 22, 2002

Dear Shareholders,

At the start of the year, we had already taken steps to reduce overall risk in the Fund by paring back our technology holdings and replacing them with consumer, financial, and healthcare stocks, which tend to be more defensive. During the past six months, the Avalon Capital Appreciation Fund has declined 6.73%*. The underperformance can be attributed to our stocks in the Healthcare and Technology sectors. Technology names such as McAfee, Computer Network Technology, and Genesis Microchip were down over 30% for the quarter resulting from poor visibility and/or earnings warnings. Healthcare sector losses were lead by Dynacq Intl. On the up side, we had a heavy allocation to consumer discretionary stocks which performed very well for the sector.

We believe the stock market is on the verge of an impressive rally due to the fact that corporate profits are now recovering. This current earnings season may be the strongest in almost two years. Robust consumer spending is almost entirely responsible for the U.S. economic recovery while business spending remains sporadic. Technology stocks may lag the overall stock market until their core business improves. New market leaders are now emerging that will benefit from strong consumer spending. New money that continues to flow into the stock market should help reduce volatility and may drive stocks steadily higher in the upcoming months. Rising long-term interest rates that are destabilizing bond markets should result in more funds flowing into the stock market. Already, certain areas of the stock market, such as the micro capitalization arena, are benefiting from rising trading volume from the new money that is being invested into the stock market. With over $4 trillion of investable cash sitting on the sidelines, there should be enough fuel to propel the stock market substantially higher for the next two years.

The past six months have been a struggle. Market volatility has been erratic and stocks without strong fundamentals have led market rallies. Unfortunately, our strategy for buying and selling stocks will not produce strong short term results in this environment. With all the recent concern over accounting issues, fundamentals should once again matter to investors, and we expect our Fund should rebound well. The reporting season for corporate earnings is upon us and we feel that our current holdings should provide positive earnings with strong return potential. We feel the current sector allocations and portfolio holdings will combine to create a possible strong performance during the up-coming quarter.

In summary, the economy may continue to be challenged for a while, and corporate profits may be under pressure for another quarter or two. Nevertheless, as an investor, I would rather be adding to my stock funds than selling. The market today is more attractively valued than at any time in the past five years, once again providing opportunities to buy great companies at attractive prices, as well as achieve our goal of delivering top-tier returns to our shareholders.

As always, I appreciate your confidence in the Avalon Capital Appreciation Fund. I hope these thoughts will help you through a market period that is difficult but in my opinion, also full of opportunity. If you have any questions about your account or need additional information, please call shareholders services at 877-228-2566. If you have any questions about the Fund and would like to talk to me personally, please call me at 800-568-7526.

Sincerely,



/s/ Robert E. Boone
--------------------------
Robert E. Boone, President

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the prospectus carefully for full information regarding risks, fees, and expenses. Questar Capital Corporation, Distributor.

The Avalon Capital Appreciation Fund is registered in the following states: AZ, CA, CO, DC, FL, GA, IL, IN, KS, KY, MI, NC, NJ, NV, NY, OH, SD, SC, TN, WY.

This letter contains "forward-looking statements" as to expectations, beliefs, plans, objectives, and future financial performance, and assumptions underlying or concerning the foregoing. Such forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

*The load adjusted return reflecting the 4.75% front-end sales charge.


This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
MARCH 31, 2002 (UNAUDITED)

                                                           SHARES      VALUE
                                                           ------      -----

COMMON STOCK -- 94.83%
AEROSPACE & DEFENSE -- 1.10%
L-3 Communications Holdings, Inc.* .................          340   $   38,080
                                                                    ----------
APPAREL -- 4.54%
Nike, Inc. .........................................        2,625      157,526
                                                                    ----------
BANKS -- 4.86%
Valley National Bancorp ............................        4,800      168,576
                                                                    ----------
CASINO HOTELS -- 0.37%
Boyd Gaming Corp.* .................................          850       12,784
                                                                    ----------
COMMERCIAL SERVICES -- 1.37%
Deluxe Corp. .......................................        1,025       47,417
                                                                    ----------
COMPUTERS -- 0.23%
Storage Technology Corp.* ..........................          375        8,040
                                                                    ----------
COSMETICS & PERSONAL CARE -- 4.15%
Procter & Gamble Co. ...............................        1,600      144,144
                                                                    ----------
DATA PROCESSING MANAGEMENT -- 6.53%
ChoicePoint, Inc.* .................................        2,075      119,520
Dun & Bradstreet Corp.* ............................        2,675      107,027
                                                                    ----------
                                                                       226,547
                                                                    ----------
DIVERSIFIED FINANCIAL SERVICES -- 3.71%
Investment Technology Group, Inc.* .................          640       33,754
John Nuveen Co. ....................................        1,350       74,452
New Century Financial Corp. ........................          905       20,543
                                                                    ----------
                                                                       128,749
                                                                    ----------
ELECTRICAL COMPONENTS & EQUIPMENT -- 2.12%
Energizer Holdings, Inc.* ..........................        3,100       73,625
                                                                    ----------

ENTERPRISE SOFTWARE & SERVICES -- 1.15%
Hyperion Solutions Corp.* ..........................        1,480       39,975
                                                                    ----------
ENTERTAINMENT -- 1.02%
Argosy Gaming Co.* .................................          470       17,244
Gtech Holdings Corp.* ..............................          370       18,038
                                                                    ----------
                                                                        35,282
                                                                    ----------


    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002 (UNAUDITED)

                                                           SHARES      VALUE
                                                           ------      -----

FOOD -- 4.95%
Dreyer's Grand Ice Cream, Inc. .....................        1,075   $   44,279
Whole Foods Market, Inc.* ..........................        2,790      127,475
                                                                    ----------
                                                                       171,754
                                                                    ----------
HEALTHCARE SERVICES -- 4.50%
Wellpoint Health Networks* .........................        2,450      155,991
                                                                    ----------
HOUSEHOLD PRODUCTS -- 7.64%
Clorox Co. .........................................        2,025       88,351
Newell Rubbermaid, Inc. ............................        5,525      176,579
                                                                    ----------
                                                                       264,930
                                                                    ----------
INTERNET BROKERS -- 3.20%
E*trade Group, Inc.* ...............................        1,179      111,062
                                                                    ----------
INTERNET SECURITY -- 5.53%
Network Associates, Inc.* ..........................        3,300       79,860
Symantec Corp.* ....................................        2,720      112,091
                                                                    ----------
                                                                       191,951
                                                                    ----------
PACKAGING & CONTAINERS -- 5.72%
Ball Corp. .........................................        1,033       48,778
Bemis Co. ..........................................        2,750      149,463
                                                                    ----------
                                                                       198,241
                                                                    ----------
PHARMACEUTICALS -- 1.72%
Accredo Health, Inc.* ..............................        1,040       59,561
                                                                    ----------
RECREATIONAL VEHICLES -- 2.39%
Polaris Industries, Inc. ...........................        1,300       82,810
                                                                    ----------
RETAIL -- 15.94%
Christopher & Banks Corp.* .........................        1,848       60,707
Darden Restaurants, Inc. ...........................        3,250      131,918
Fred's, Inc. .......................................          704       25,344
Michaels Stores, Inc.* .............................        2,700      102,060
PetSmart, Inc. .....................................        5,300       71,868
PF Chang's China Bistro, Inc. ......................        1,500       99,945
Pier 1 Imports, Inc. ...............................        2,855       58,784
Sports Authority, Inc. .............................          200        2,300
                                                                    ----------
                                                                       552,926
                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002 (UNAUDITED)

                                                           SHARES      VALUE
                                                           ------      -----

SEMICONDUCTORS -- 2.60%
ESS Technology* ....................................        1,700   $   35,258
PLX Technology, Inc.* ..............................        4,505       54,961
                                                                    ----------
                                                                        90,219
                                                                    ----------
TELECOMMUNICATIONS -- 3.06%
Vimpel Communications* .............................        3,300      106,194
                                                                    ----------
TEXTILES -- 2.02%
Mohawk Industries, Inc.* ...........................        1,165       70,005
                                                                    ----------
TRANSPORTATION -- 2.13%
Knight Transportation, Inc.* .......................        3,495       73,884
                                                                    ----------
UTILITIES -- 2.28%
PG&E Corp.* ........................................        3,350       78,926
                                                                    ----------
    TOTAL COMMON STOCK (COST $3,158,990) ...........                 3,289,199
                                                                    ----------
SHORT-TERM INVESTMENTS -- 3.28%
Evergreen Money Market Trust CL I, 1.65%**
   (Cost $113,655) .................................      113,655      113,655
                                                                    ----------
TOTAL INVESTMENTS (COST $3,272,645) -- 98.11% ......                 3,402,854
LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- 1.89%                     65,599
                                                                    ----------
    NET ASSETS -- 100.00% ..........................                $3,468,453
                                                                    ==========



* Non-income producing investment.

**Variable rate money market fund; interest rate reflects yield at March 31,
  2002

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

ASSETS:
  Investments, at market (identified cost $3,272,645) ...........   $ 3,402,854
  Receivables:
    Investments sold ............................................       260,862
    Dividends and interest ......................................         1,846
    Fund shares sold ............................................           790
                                                                    -----------
      Total assets ..............................................     3,666,352
                                                                    -----------
LIABILITIES:
  Payables:
    Investments purchased .......................................       189,320
    Operating service fees due to Adviser .......................         4,230
    Accrued distribution fees ...................................         2,871
    Advisory fees due to Adviser ................................         1,107
    Other liabilities ...........................................           371
                                                                    -----------
      Total liabilities .........................................       197,899
                                                                    -----------
NET ASSETS ......................................................   $ 3,468,453
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital ...............................................   $ 7,216,053
  Undistributed net investment loss .............................       (44,260)
  Accumulated realized loss on investments ......................    (3,833,549)
  Net unrealized gain on investments ............................       130,209
                                                                    -----------
Net Assets (100,000,000 shares of beneficial interest,
  $0.001 par value authorized; 467,703 shares outstanding) ......   $ 3,468,453
                                                                    ===========
Net Asset Value and redemption price per share ..................   $      7.42
                                                                    ===========
Offering price per share ($7.42 [divided by] 0.9525) ............   $      7.79
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
  Interest ......................................................     $   1,816
  Dividends .....................................................         7,099
                                                                      ---------
    Total investment income .....................................         8,915
                                                                      ---------
EXPENSES:
  Service fee ...................................................        26,137
  Distribution fees .............................................        18,025
  Investment advisory fees ......................................         9,013
                                                                      ---------
    Total expenses ..............................................        53,175
                                                                      ---------
  Net investment loss ...........................................       (44,260)
                                                                      ---------

REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments ..............................      (481,136)
  Net change in unrealized appreciation on investments...........       455,228
                                                                      ---------
                                                                        (25,908)
                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............     $ (70,168)
                                                                      =========


    The accompanying notes are an integral part of the financial statements.


THE AVALON CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE PERIOD
                                                               ENDED          FOR THE YEAR
                                                           MARCH 31, 2002        ENDED
                                                            (UNAUDITED)    SEPTEMBER 30, 2001
                                                           --------------  ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss ...................................   $   (44,260)      $  (123,447)
  Net realized loss on investments ......................      (481,136)       (3,352,414)
  Net change in unrealized appreciation (depreciation)...
    on investments ......................................       455,228        (1,221,931)
                                                            -----------       -----------
Net decrease in net assets resulting from operations ....       (70,168)       (4,697,792)
                                                            -----------       -----------

Distributions to shareholders from:
  Net realized gain .....................................            --           (60,384)
                                                            -----------       -----------
Total Distributions .....................................            --           (60,384)

Increase in net assets from Fund share transactions .....        48,082         1,082,907
                                                            -----------       -----------
Decrease in net assets ..................................       (22,086)       (3,675,269)

NET ASSETS:
  Beginning of period ...................................     3,490,539         7,165,808
                                                            -----------       -----------
  End of period .........................................   $ 3,468,453       $ 3,490,539
                                                            ===========       ===========


    The accompanying notes are an integral part of the financial statements.


THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)

                                          FOR THE PERIOD
                                                ENDED       FOR THE YEAR         FOR THE YEAR          FOR THE PERIOD
                                          MARCH 31, 2002       ENDED                ENDED                  ENDED
                                            (UNAUDITED)   SEPTEMBER 30, 2001   SEPTEMBER 30, 2000    SEPTEMBER 30, 1999*
                                          --------------  ------------------   -------------------   -------------------

NET ASSET VALUE,
BEGINNING OF PERIOD ......................   $    7.57        $   18.67            $   12.03             $   10.00
                                             ---------        ---------            ---------             ---------
INVESTMENT OPERATIONS:
  Net investment loss ....................       (0.10)           (0.28)               (0.44)                (0.17)
  Net realized and unrealized gain
      (loss) on investments ..............       (0.05)          (10.69)                7.08                  2.20
                                             ---------        ---------            ---------             ---------
    Total from investment operations .....       (0.15)          (10.97)                6.64                  2.03
                                             ---------        ---------            ---------             ---------
DISTRIBUTIONS:
  From net realized capital gains ........          --            (0.13)                  --                    --

NET ASSET VALUE, END OF PERIOD ...........   $    7.42        $    7.57            $   18.67             $   12.03
                                             =========        =========            =========             =========

TOTAL RETURN .............................       (1.98)%         (58.93)%              55.20%                20.30%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...   $   3,468        $   3,491            $   7,166             $   1,126
  Ratio of expenses to average net assets:
    Before expense reimbursement .........        2.95%(1)         2.95%                2.95%                 2.95%(1)
    After expense reimbursement ..........        2.95%(1)         2.95%                2.95%                 2.54%(1)
  Ratio of net investment income (loss)
      to average net assets:
    Before expense reimbursement .........       (2.46)%(1)       (2.46)%              (2.39)%               (1.94)%(1)
    After expense reimbursement ..........       (2.46)%(1)       (2.46)%              (2.39)%               (1.53)%(1)
  Portfolio turnover rate ................      177.76%          159.59%               97.95%               183.71%

(1) Annualized
* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998. Per share data has been calculated based on the average daily number of shares outstanding throughout each period.

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Avalon Fund of Maryland, Inc. (the "Company") was incorporated under the laws of the state of Maryland on March 17, 1998, and consists solely of The Avalon Capital Appreciation Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is long-term growth through capital appreciation. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Questar Capital Corporation (the "Adviser"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2002 (UNAUDITED)

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended March 31, 2002 were as follows:

                                               SHARES             AMOUNT
                                             ----------         ----------
         Sold ............................       30,746         $  241,857
         Reinvested from distributions....           --                 --
         Redeemed ........................      (24,171)          (193,775)
                                             ----------         ----------
         Net Increase.....................        6,575         $   47,892
                                             ==========         ==========

     Transactions in shares of the Fund for the year ended September 30, 2001 were as follows:

                                               SHARES             AMOUNT
                                             ----------         ----------
         Sold ............................      110,095         $1,419,584
         Reinvested from distributions....        5,932             60,384
         Redeemed ........................      (38,695)          (397,061)
                                             ----------         ----------
         Net Increase ....................       77,332         $1,082,907
                                             ==========         ==========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended March 31, 2002, were as follows:

         Purchases........................   $6,129,643
         Sales............................    6,023,995

     At March 31, 2002, gross unrealized appreciation of investments for tax purposes were as follows:

         Appreciation.....................   $  180,455
         Depreciation.....................      (50,246)
                                             ----------
         Net depreciation on investments..   $ (130,209)
                                             ==========

     At March 31, 2002, the cost of investments for federal income tax purposes was $3,272,645.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2002 (UNAUDITED)

4.   ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into a Management Agreement with Questar Capital Corporation (the "Adviser") to provide investment management services to the Fund. Under the terms of the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, equal to 0.50% of average net asset value of the Fund. For the period ended March 31, 2002, the Adviser earned Advisory fees of $9,013, with $1,459 remaining payable at March 31, 2002.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Adviser to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.45% as applied to the Fund's daily net assets. For the period ended March 31, 2002, the Adviser received Servicing Agreement fees of $26,137, with $4,230 remaining payable at March 31, 2002.

     The Fund and the Adviser have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company ("DSC") to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services. On December 1, 2001, DSC was replaced by InCap Service Company ("ISC") as Declaration Holdings Company, the parent company of DSC, was acquired by InCap Group, Inc., the parent company of ISC.

     The Fund has entered into a Distribution Agreement with the Adviser to provide distribution services as underwriter/distributor of the Fund. For the period ended March 31, 2002, Questar Capital Corporation, the Fund's underwriter, received $889 from commissions earned on sales of shares of the Fund, with $57 remaining payable at March 31, 2002.

     A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for the Fund. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.75% of the Funds average daily net assets (1/12 of 0.75% monthly) to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares. The distribution plan also allows for a fee of up to 0.25% of average daily net assets, to be paid to persons or institutions for providing certain servicing functions to prospective and existing shareholders. For the period ended March 31, 2002, Questar Capital Corporation earned 12b-1 fees of $18,025, with $2,871 remaining payable at March 31, 2002.

     Certain directors and officers of the Adviser and InCap Service Company are directors, officers or shareholders of the Fund.

5.   CAPITAL LOSS CARRYFORWARD

     At September 30, 2001, the Fund had available for federal tax purposes an unused capital loss carryforward of $3,352,414 which expires in 2009.

                      THE AVALON CAPITAL APPRECIATION FUND


                               INVESTMENT ADVISOR
                          Questar Capital Corporation
                              655 Fairfield Court
                                   Suite 200
                              Ann Arbor, MI 48108



                         ADMINISTRATOR & TRANSFER AGENT
                             InCap Service Company
                                  P.O. Box 844
                             Conshohocken, PA 19428



                                  DISTRIBUTOR
                          Questar Capital Corporation
                              655 Fairfield Court
                                   Suite 200
                              Ann Arbor, MI 48108



                                 CUSTODIAN BANK
                           First Union National Bank
                              1339 Chestnut Street
                             Philadelphia, PA 19107



                            INDEPENDENT ACCOUNTANTS
                        McCurdy & Associates CPA's Inc.
                               27955 Clemens Road
                               Westlake, OH 44145